As filed with the Securities and Exchange Commission on December 7, 1998


                                                              File Nos. 33-5819
                                                                       811-5034


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM N-1A



                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 POST-EFFECTIVE
                                AMENDMENT NO. 22


                                      AND


                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940
                                AMENDMENT NO. 23



                        CITIFUNDS TAX FREE INCOME TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679


   PHILIP W. COOLIDGE, 21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                          BOSTON, MASSACHUSETTS 02110



        It is proposed that this filing will become effective on December 29, 1998 pursuant to paragraph (b) of Rule 485, or such earlier date on which the Commission may declare this filing effective.

The Prospectus dated March 2, 1998, as supplemented September 24, 1998, of CitiFunds National Tax Free Income Portfolio is incorporated in this Post-Effective Amendment No. 22 by reference to the Prospectus of CitiFunds National Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(c) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on March 2, 1998, and to the supplement to the Prospectus of CitiFunds National Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(e) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on September 25, 1998.


The Prospectus dated March 2, 1998, as supplemented September 24, 1998, of CitiFunds New York Tax Free Income Portfolio is incorporated in this Post-Effective Amendment No. 22 by reference to the Prospectus of CitiFunds New York Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(c) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on March 2, 1998, and to the supplement to the Prospectus of CitiFunds New York Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(e) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on September 25, 1998.


The Prospectus dated September 14, 1998 of CitiFunds California Tax Free Income Portfolio is incorporated in this Post-Effective Amendment No. 22 by reference to the Prospectus of CitiFunds California Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(c) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on October 13, 1998.

The Statement of Additional Information dated March 2, 1998, as supplemented June 15, 1998, of CitiFunds National Tax Free Income Portfolio is incorporated in this Post-Effective Amendment No. 22 by reference to the Statement of Additional Information of CitiFunds National Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(c) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on March 2, 1998 and to the supplement to the Statement of Additional Information of CitiFunds National Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(e) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on June 15, 1998.


The Statement of Additional Information dated March 2, 1998, as supplemented June 15, 1998, of CitiFunds New York Tax Free Income Portfolio is incorporated in this Post-Effective Amendment No. 22 by reference to the Statement of Additional Information of CitiFunds New York Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(c) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on March 2, 1998 and to the supplement to the Statement of Additional Information of CitiFunds New York Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(e) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on June 15, 1998.


The Statement of Additional Information dated September 14, 1998 of CitiFunds California Tax Free Income Portfolio is incorporated in this Post-Effective Amendment No. 22 by reference to the Statement of Additional Information of CitiFunds California Tax Free Income Portfolio filed by the Registrant pursuant to Rule 497(c) under the Securities Act of 1933, as amended (File No. 33-5819), with the Securities and Exchange Commission on October 13, 1998.

                       SUPPLEMENT DATED JANUARY 4, 1999
                                      TO
                     PROSPECTUSES DATED MARCH 2, 1998 FOR
              CITIFUNDSSM NEW YORK TAX FREE INCOME PORTFOLIO AND
                CITIFUNDSSM NATIONAL TAX FREE INCOME PORTFOLIO
                                      AND
                    PROSPECTUS DATED SEPTEMBER 14, 1998 FOR
               CITIFUNDSSM CALIFORNIA TAX FREE INCOME PORTFOLIO


        Beginning on January 4, 1999, CitiFunds New York Tax Free Income Portfolio, CitiFunds National Tax Free Income Portfolio and CitiFunds California Tax Free Income Portfolio will each offer two classes of shares:
Class A and Class B.

        Shares of each Fund that are outstanding on January 4, 1999 will be classified as Class A shares. No sales charge will be payable as a result of this classification. Investors holding Fund shares on that date will be able to exchange those shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of other CitiFunds without paying a sales charge.

        Investors purchasing shares of the Funds on or after January 4, 1999 may select Class A or Class B shares, with different sales charges and expense levels. Please determine which class of shares best fits your particular situation. See "Classes of Shares" below.

        EXPENSE SUMMARY. The following tables summarize estimated shareholder transaction and annual operating expenses for Class A and Class B shares of the Funds.*

SHAREHOLDER TRANSACTION EXPENSES                          CLASS A     CLASS B
Maximum sales load imposed on purchases
 (as a percentage of offering price)                       4.50%       none
Maximum sales load imposed on reinvested
 dividends                                                 none        none
Maximum deferred sales load (as a percentage
 of original purchase price or redemption proceeds,
 whichever is less)                                        none1       5.00%
Redemption fee                                             none        none
Exchange fee                                               none        none





_______________________

       1 Except for purchases of $1 million or more. See "Class A Shares" below.


                             CITIFUNDS               CITIFUNDS             CITIFUNDS
                             NATIONAL                NEW YORK              CALIFORNIA
                             TAX FREE                TAX FREE              TAX FREE
                         INCOME PORTFOLIO        INCOME PORTFOLIO      INCOME PORTFOLIO
                        CLASS A    CLASS B      CLASS A    CLASS B    CLASS A    CLASS B
________________________________________________________________________________________
ANNUAL FUND
OPERATING
EXPENSES (AS A
PERCENTAGE OF
AVERAGE NET
ASSETS)
________________________________________________________________________________________
Management Fees
(after fee waivers
and
reimbursements)
(1)(2)                   0.50%     0.50%        0.50%      0.50%      0.50%      0.50%
________________________________________________________________________________________
12b-1 Fees
(including service
fees) (3)                0.25%     0.90%        0.25%      0.90%      0.25%      0.90%
________________________________________________________________________________________
Other Expenses
(after fee waivers
and
reimbursements)(2)       0.05%     0.05%        0.05%      0.05%      0.05%      0.05%
________________________________________________________________________________________
Total Fund
Operating Expenses
(after fee waivers
and
reimbursements)(2)       0.80%     1.45%        0.80%      1.45%      0.80%      1.45%
________________________________________________________________________________________

* These tables are intended to assist investors in understanding the various costs and expenses that a shareholder will bear, either directly or indirectly. The tables show the fees paid to various service providers after giving effect to expected voluntary partial fee waivers and reimbursements. There can be no assurance that the fee waivers and reimbursements reflected in the tables will continue at these levels. The information in the tables and in the example below for CitiFunds National Tax Free Income Portfolio and CitiFunds New York Tax Free Income Portfolio is based on each Fund's expenses for the fiscal year ended December 31, 1997, as revised to reflect current fees. Because CitiFunds California Tax Free Income Portfolio is newly organized, all amounts in the tables and in the example below are estimated for the current fiscal year and information is given in the example below only for one and three year periods.
(1)    A combined fee for investment advisory and administrative services.
(2) Absent fee waivers, management fees, other expenses and total fund operating expenses would be 0.75%, 0.26% and 1.26%, respectively, for Class A shares of CitiFunds National Tax Free Income Portfolio; 0.75%, 0.26% and 1.91%, respectively, for Class B shares of CitiFunds National Tax Free Income Portfolio; 0.75%, 0.23% and 1.23%, respectively, for Class A shares of CitiFunds New York Tax Free Income Portfolio; 0.75%, 0.23% and 1.88%, respectively, for Class B shares of CitiFunds New York Tax Free Income Portfolio; 0.50%, 0.83% and 1.58%, respectively, for

       Class A shares of CitiFunds California Tax Free Income Portfolio; and 0.50%, 0.83% and 2.23%, respectively, for Class B shares of CitiFunds California Tax Free Income Portfolio.
(3) Includes fees for distribution and shareholder servicing. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

Example: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below:


                                  ONE         THREE       FIVE          TEN
                                  YEAR        YEARS       YEARS        YEARS
   ____________________________________________________________________________
   CITIFUNDS NATIONAL TAX
   FREE INCOME PORTFOLIO
   Class A                        $53          $69         $87         $140
   Class B
   Assuming redemption at
   end of period                  $65          $76         $99         $156
   Assuming no redemption         $15          $46         $79         $156
   ____________________________________________________________________________
   CITIFUNDS NEW YORK TAX
   FREE INCOME PORTFOLIO
   Class A                        $53          $69         $87         $140
   Class B
   Assuming redemption at         $65          $76         $99         $156
   end of period                  $15          $46         $79         $156
   Assuming no redemption
   ____________________________________________________________________________
   CITIFUNDS CALIFORNIA TAX
   FREE INCOME PORTFOLIO
   Class A                        $53          $69         N/A         N/A
   Class B
   Assuming redemption at         $65          $76         N/A         N/A
   end of period                  $15          $46         N/A         N/A
   Assuming no redemption
   ____________________________________________________________________________


The Example assumes that all dividends are reinvested. Without waivers and reimbursements, the amounts in the Example would be $57, $83, $111 and $190 for Class A shares of CitiFunds National Tax Free Income Portfolio; $69, $90, $123 and $200 for Class B shares of CitiFunds National Tax Free Income Portfolio, assuming redemption at the end of the period ($19, $60, $103 and $200 assuming no redemption); $57, $82, $110 and $182, for Class A shares of CitiFunds New York Tax Free Income Portfolio; $69, $89, $122 and $196 for Class B shares of CitiFunds New York Tax Free Income Portfolio, assuming redemption at the end of the period ($19, $59, $102 and $196 assuming no redemption); $60 and $93 for Class A shares of CitiFunds California Tax Free Income Portfolio; and $73 and $100 for Class B shares of CitiFunds California Tax Free Income Portfolio, assuming redemption at the end of the period ($23 and $70 assuming no redemption). For Class B shares, where redemption at the end of the period is assumed amounts in the Example assume deduction of the maximum applicable contingent deferred sales charge, and all ten year amounts in the Example assume conversion to Class A shares approximately eight years after purchase. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUNDS. ACTUAL EXPENSES MAY BE GREATeR OR LESS THAN THOSE SHOWN.

        CLASSES OF SHARES. Beginning on January 4, 1999, each Fund will offer two classes of chares, Class A and Class B. The main features of the classes are summarized in this paragraph. More detailed information appears below. Please determine which class of shares best fits your particular circumstances. Class A shares have a front-end, or initial, sales charge. This sales charge may be reduced or eliminated in certain circumstances. Class A shares have lower annual expenses than Class B shares. Class B shares have no front-end sales charge, but are subject to a deferred sales charge if you sell within six years of purchase. Class B shares have higher annual expenses than Class A shares. Class B shares automatically convert into Class A shares after eight years. Both classes of shares are sold at net asset value for that class. Net asset value may differ by class because Class B shares have higher expenses.

        When you place purchase orders and make redemption requests, please specify whether you wish to purchase or redeem Class A or Class B shares. If you fail to specify, purchase orders will be deemed to be for Class A shares, and Class A shares will be redeemed first.

        CLASS A SHARES:
        o Class A shares are sold at net asset value plus a front-end, or initial, sales charge. The amount of the sales charge goes down as the amount of your investment in Class A shares goes up. See the chart below for the amount of the sales charge. After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

              The sales charge may also be reduced or eliminated in certain circumstances, as described in "Class A Shares - Sales Charge Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower service fees.

        _______________________________________________________________________
                                                                       BROKER
                                        SALES CHARGE  SALES CHARGE   COMMISSION
        AMOUNT OF                         AS A % OF     AS A % OF     AS A % OF
        YOUR INVESTMENT                   OFFERING        YOUR        OFFERING
                                           PRICE       INVESTMENT      PRICE
        _______________________________________________________________________
        Less than $50,000                  4.50%          4.71%       4.14%
        _______________________________________________________________________
        $50,000 to less than $100,000      4.25%          4.44%       3.91%
        _______________________________________________________________________
        $100,000 to less than $250,000     3.50%          3.63%       3.22%
        _______________________________________________________________________
        $250,000 to less than $500,000     2.50%          2.56%       2.30%
        _______________________________________________________________________
        $500,000 to less than $1 million   2.00%          2.04%       1.84%
        _______________________________________________________________________
        $1 million or more                 none*          none*       none*
        _______________________________________________________________________
             *A contingent deferred sales charge may apply in certain instances. See below.

        o Class A shares pay service fees of up to 0.25% of the average daily net assets represented by the Class A shares.

        o Purchases of $1 million or more are not subject to an initial sales charge, but are subject to a 1% contingent deferred sales charge in the event of certain redemptions within 12 months following purchase. See below.

        o The Funds' distributor will pay commissions to dealers who sell Class A shares of the Funds as shown in the table above. The distributor retains approximately 2/5 of 1% of the public offering price.

        CLASS A SHARES - SALES CHARGE REDUCTIONS:
        o Reinvestment. The sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

        o Eligible Purchasers. Class A shares may be purchased without a sales charge by:
              o tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code
              o trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority
              o accounts purchasing shares through the Private Client Division of Citicorp Investment Services, or through other programs accessed through the Private Client Division of Citicorp Investment Services, or the private banking division of either Citibank, Citibank FSB or Citicorp Trust, N.A.
              o accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian
              o trustees of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent
              o any affiliated person of a Fund, Citibank, CFBDS, Inc. or any Service Agent
              o shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any other CitiFund the terms of which entitle those shareholders to purchase shares of a Fund or any other CitiFund at net asset value without a sales charge
              o employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the number of employees or amount of purchase; currently, these criteria require that:
                     + the employer establishing the qualified plan have at least 50 eligible employees, or
                     + the amount invested by the qualified plan in a Fund or in any combination of CitiFunds totals a minimum of $500,000
              o investors purchasing $1 million or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:
                     + it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time
                     + all investments made during a calendar month will age one month on the last day of the month and each subsequent month
                     + any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)
                     + the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held
              o subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:
                     + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and
                     + the redemption has occurred no more than 90 days prior to the purchase of Class A shares of the Fund
              o an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                     + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds
                     + the redemption is made within 60 days prior to the investment in a Fund, and
                     + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

         o Reduced Sales Charge Plan. A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:
              o      have been in existence for more than six months
              o have a purpose other than acquiring Fund shares at a discount
              o satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares
              o      have more than ten members
              o be available to arrange for group meetings between representatives of the Funds and the members
              o agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the distributor
              o seek to arrange for payroll deduction or other bulk transmission of investment to the Funds

        o Right of Accumulation. Eligible investors are permitted to purchase Class A shares of a Fund at the public offering price applicable to the total of:
              o      the dollar amount then being purchased, plus
              o an amount equal to the then-current net asset value or cost (whichever is higher) of the purchaser's combined holdings in certain CitiFunds

              See the Statement of Additional Information for the applicable Fund for more information.

        o Letter of Intent. If an investor anticipates purchasing $50,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of certain other CitiFunds within a 13-month period, by completing a letter of intent the investor may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to the appointment of an attorney for redemption of shares if the intended purchases are not completed. See the Statement of Additional Information for the applicable Fund for more information.

        o Reinstatement Privilege. Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the same Fund within 30 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Service Agents in writing at the time the privilege is exercised.

        CLASS B SHARES:
        o Class B shares are sold at net asset value without a front-end sales charge, but they are subject to a contingent deferred sales charge.

        o Class B shares pay distribution fees of up to 0.65% of the average daily net assets represented by the Class B shares, and service fees of up to 0.25% of the average daily net assets represented by the Class B shares.

        o Class B shares have a contingent deferred sales charge (CDSC). This sales charge goes down the longer you hold your Class B shares. See the chart below for the amount of the sales charge. The sales charge is deducted from your redemption proceeds if you redeem your Class B shares within six years of purchasing them.

              ________________________________________________________________
              REDEMPTION DURING                   CDSC ON SHARES BEING SOLD
              ________________________________________________________________
              1st year since purchase                       5%
              ________________________________________________________________
              2nd year since purchase                       4%
              ________________________________________________________________
              3rd year since purchase                       3%
              ________________________________________________________________
              4th year since purchase                       3%
              ________________________________________________________________
              5th year since purchase                       2%
              ________________________________________________________________
              6th year since purchase                       1%
              ________________________________________________________________
              7th year (or later) since purchase           None
              ________________________________________________________________

        o The CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less.

        o There is no CDSC on Class B shares representing capital appreciation or on Class B shares acquired through reinvestment of dividends or capital gains distributions.

        o Each Fund will assume that a redemption of Class B shares is made:
              o      first, of Class B shares representing capital appreciation
              o next, of shares representing the reinvestment of dividends and capital gains distributions
              o finally of other shares held by the investor for the longest period of time

        o The holding period of Class B shares of a Fund acquired through an exchange with another CitiFund will be calculated from the date that the Class B shares were initially acquired in the other CitiFund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the other fund. When determining the amount of the CDSC, each Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

        o Class B shares automatically convert to Class A shares of the same Fund approximately eight years after issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. Shares are converted based on the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. Because the net asset value of a Class A share may be higher than that of a Class B share, you may receive fewer Class A shares than the number of Class B shares converted, but the dollar value will be the same.

        o The Fund's distributor will pay commissions to dealers of 4.00% of the purchase price of Class B shares purchased through dealers. The distributor will also advance to dealers the first year service fee payable under the Class B Service Plan at a rate equal to 0.25% of the purchase price of the Class B shares. As a result, the total amount paid to a dealer upon the sale of Class B shares is 4.25% of the purchase price of the shares.

        CLASS B SHARES - CDSC ELIMINATION:
        o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.

        o     Waivers. The CDSC will be waived in connection with:
              o      exchanges into certain CitiFunds
              o a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death
              o a lump sum or other distribution in the case of an Individual Retirement Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) or the Internal Revenue Code, in each case following attainment of age 59 1/2

              o a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan
              o a redemption resulting from a tax-free return of an excess contribution to an IRA

        EXCHANGES
        o Shares of each Fund may be exchanged for shares of the same class of certain other CitiFunds that are made available by a shareholder's Service Agent, or may be acquired through an exchange of shares of the same class of those funds. No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No contingent deferred sales charge is imposed on Class B shares when they are exchanged for Class B shares of certain other CitiFunds that are made available by the shareholder's Service Agent.

        SERVICE PLANS. The Funds maintain separate Service Plans, which have been adopted in accordance with Rule 12b-1 under the 1940 Act, for Class A and Class B shares. Under the Class A Service Plans, each Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets represented by Class A shares of the Fund. Under the Class B Service Plans, each Fund may pay monthly distribution fees and monthly service fees at annual rates not to exceed 0.65% and 0.25%, respectively, of the average daily net assets represented by Class B shares of the Fund. These fees may be used to make payments to the Distributor for distribution services and to Service Agents and others as compensation for the sale of shares of the applicable class of each Fund, for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts.

        The amounts paid by the Distributor to each Service Agent and other recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided by the Service Agent. Service Agents and others may receive different compensation for sales of Class A and Class B shares.

        The Funds and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Service Plans and the purposes for which the expenditures were made.

        During the period they are in effect, the Service Plans and related Distribution Agreements obligate each Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if these entities' expenses exceed the fees provided for under the Service Plans, the Funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Funds will pay the fees to the Distributor, Service Agents and others until the Service Plans or Distribution Agreements are terminated or not renewed. In that event, the Distributor's or Service Agent's expenses in excess of fees received or accrued through the termination date will be Distributor's or Service Agent's sole responsibility and not obligations of any Fund.

        CONDENSED FINANCIAL INFORMATION. The information in the following table supplements the financial information contained in "Condensed Financial Information" in the prospectuses for CitiFunds National Tax Free Income Portfolio and CitiFunds New York Tax Free Income Portfolio. The numbers in the table below are unaudited.


        _______________________________________________________________________
                                       CITIFUNDS NATIONAL      CITIFUNDS NEW
                                        TAX FREE INCOME        YORK TAX FREE
                                           PORTFOLIO -       INCOME PORTFOLIO -
                                        SIX MONTHS ENDED     SIX MONTHS ENDED
                                          JUNE 30, 1998        JUNE 30, 1998
                                           (UNAUDITED)          (UNAUDITED)
        _______________________________________________________________________
        Net Asset Value, beginning of
        period                               $10.92               $11.42
        _______________________________________________________________________
        Income from Operations:
        Net investment income                0.277                0.256
        Net realized and unrealized gain
        (loss) on investments                0.233                0.067
        _______________________________________________________________________
           Total from operations             0.510                0.323
        _______________________________________________________________________
        Less Dividends From:
        Net investment income                (0.270)              (0.273)
        _______________________________________________________________________
        Net Asset Value, end of period       $11.16               $11.47
        _______________________________________________________________________
        RATIOS/SUPPLEMENTAL DATA:
        _______________________________________________________________________
        Net assets, end of period (000's
        omitted)                             $33,477              $205,572
        _______________________________________________________________________
        Ratio of expenses to average net
        assets                               0.01%*               0.80%*
        _______________________________________________________________________
        Ratio of expenses to average net
        assets after fees paid indirectly      0%                 0.80%**
        _______________________________________________________________________
        Ratio of net investment income to
        average net assets                   4.78%**              4.61%*
        _______________________________________________________________________
        Portfolio turnover                     13%                  6%
        _______________________________________________________________________
        Total Return                         4.72%**              2.86%**
        _______________________________________________________________________
        Note: If certain agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated and expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:

        _______________________________________________________________________

        Net investment income per share      $0.143               $0.238
        _______________________________________________________________________
        RATIOS:
        _______________________________________________________________________
        Expenses to average net assets       2.31%*               1.13%*
        _______________________________________________________________________
        Net investment income to average
        net assets                           2.47%*               4.28%*
        _______________________________________________________________________

        _____________________________
        *  Annualized
        ** Not annualized

                       SUPPLEMENT DATED JANUARY 4, 1999
                                      TO
          STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 2, 1998 FOR
              CITIFUNDSSM NEW YORK TAX FREE INCOME PORTFOLIO AND
                CITIFUNDSSM NATIONAL TAX FREE INCOME PORTFOLIO
                                      AND
       STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 14, 1998 FOR
               CITIFUNDSSM CALIFORNIA TAX FREE INCOME PORTFOLIO


       SALES CHARGES. Shares of each Fund are sold at net asset value, plus, in the case of Class A shares, a front-end, or initial, sales charge that may be reduced on purchases involving substantial amounts and that may be eliminated in certain circumstances. A contingent deferred sales charge is imposed on redemptions of certain Class B shares made within six years of purchase.

       PERFORMANCE. Total rates of return for each of the Funds may be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value would be reduced if the maximum sales charge were taken into account.

       DETERMINATION OF NET ASSET VALUE. Net asset value is calculated separately for each class. Per share net asset value of the classes of each Fund's shares can be expected to differ because the Class B shares bear higher expenses than Class A shares.

       LETTER OF INTENT. If an investor anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other CitiFunds within a 13-month period, the investor may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Funds' distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.

       O The shareholder or his or her Service Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.

       O The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

       O A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within

              90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

       O The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

       O Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from the Service Agent stating that the shares were paid for by the person signing the letter.

       O Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

       O The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.

       If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Service Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably appoints the Service Agent his or her attorney to surrender for redemption any or all shares purchased under the letter of intent with full power of substitution.

       RIGHT OF ACCUMULATION. A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $100,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the $50,000 purchase would be at the rate of 3.50% (the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Service Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

       CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately eight years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the CitiFunds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. In that event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

       SERVICE FEES. CFBDS receives fees for distribution and shareholder servicing from each Fund pursuant to a Service Plan adopted with respect to each class of shares of the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. The Service Plan with respect to Class A shares provides that each Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets represented by Class A shares of the Fund. The Service Plan with respect to Class B shares provides that each Fund may pay monthly distribution fees and monthly service fees at annual rates not to exceed 0.65% and 0.25%, respectively, of the average daily net assets represented by Class B shares of the Fund.

       FINANCIAL STATEMENTS. The financial statements (unaudited) for CitiFunds National Tax Free Income Portfolio and CitiFunds New York Tax Free Income Portfolio (Portfolio of Investments at June 30, 1998, Statement of Assets and Liabilities at June 30, 1998, Statement of Operations for the six months ended June 30, 1998, Statement of Changes in Net Assets for the six months ended June 30, 1998 and the year ended December 31, 1997, and Financial Highlights for the six months ended June 30, 1998, the years ended December 31, 1997 and 1996, and the period from August 17, 1995 (commencement of operations) to December 31,
1995), which are included in the Annual Reports to Shareholders of CitiFunds National Tax Free Income Portfolio and CitiFunds New York Tax Free Income Portfolio are incorporated herein by reference.

                                    PART C


Item 24.  Financial Statements and Exhibits.

        (a)    Financial Statements Included in Part A:
               Condensed Financial Information - Financial Highlights of
                CitiFunds National Tax Free Income Portfolio and CitiFunds New York Tax Free Income Portfolio (for the six months ended June 30, 1998).

               Financial Statements Included in Part B:
                CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO AND CITIFUNDS NEW
                   YORK TAX FREE INCOME PORTFOLIO
                Portfolio of Investments at June 30, 1998*
                Statement of Assets and Liabilities at June 30, 1998*
                Statement of Operations for the six months ended June 30, 1998* Statement of Changes in Net Assets for the six months ended
                   June 30, 1998 and the year ended December 31, 1997*
                Financial Highlights for the six months ended June 30, 1998, the years ended December 31, 1997 and 1996, and the period from August 17, 1995 (commencement of operations) to December 31, 1995*
               __________________
                   *Incorporated by reference to the Registrant's Semi-Annual Reports to Shareholders of CitiFunds National Tax Free Income Portfolio and CitiFunds New York Tax Free Income Portfolio, as filed with the Commission on August 20, 1998 (accession number 0000950156-98-000510).


        (b)    Exhibits

             * 1(a)      Declaration of Trust of the Registrant
             * 1(b)      Amendments to the Registrant's Declaration of Trust
            ** 1(c)      Establishment and Designation of Series of the
                         Registrant
             * 2(a)      Amended and Restated By-Laws of the Registrant
             * 2(b)      Amendments to Amended and Restated By-Laws of the
                         Registrant
            ** 5(a)      Management Agreement between the Registrant and
                         Citibank, N.A., as manager to CitiFunds New York Tax
                         Free Income Portfolio
            ** 5(b)      Management Agreement between the Registrant and
                         Citibank, N.A., as manager to CitiFunds National Tax
                         Free Income Portfolio
            ** 5(c)      Management Agreement between the Registrant and
                         Citibank, N.A., as manager to CitiFunds California
                         Tax Free Income Portfolio (the "California Fund")
            ** 6(a)      Amended and Restated Distribution Agreement between
                         the Registrant and CFBDS, Inc. ("CFBDS"), as distributor with respect to Class A shares
            ** 6(b)      Form of Distribution Agreement between the Registrant
                         and CFBDS, as distributor with respect to Class B shares
            ** 6(c)      Form of letter agreement amending the Amended and
                         Restated Distribution Agreement between the
                         Registrant and CFBDS, as distributor with respect to Class A shares
            ** 6(d)      Letter agreement adding the California Fund to the
                         Amended and Restated Distribution Agreement between the Registrant and CFBDS, as distributor with respect to Class A shares
             * 8(a)      Custodian Contract between the Registrant and State
                         Street Bank and Trust Company ("State Street"), as custodian

            ** 8(b)      Letter agreement adding the California Fund to the
                         Custodian Contract with State Street
            ** 9(a)      Sub-Administrative Services Agreement between
                         Citibank, N.A. and CFBDS
            ** 9(b)      Letter agreement adding the California Fund to the
                         Sub-Administrative Services Agreement between
                         Citibank, N.A. and CFBDS
             * 9(c)      Transfer Agency and Service Agreement between the
                         Registrant and State Street, as transfer agent
            ** 9(d)      Letter agreement adding the California Fund to the
                         Transfer Agency and Service Agreement with State
                         Street
               10        Opinion and consent of counsel
               11        Independent Accountants' consent
            ** 15(a)     Service Plan of the Registrant for Class A shares
            ** 15(b)     Form of Service Plan of the Registrant for Class B
                         shares
            ** 15(c)     Form of amendment to the Service Plan of the
                         Registrant for Class A shares
            ** 18        Form of Multiple Class Plan of the Registrant
             * 25        Powers of Attorney for the Registrant

_______________________
* Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on February 20, 1998.
** Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on October 30, 1998.



Item 25. Persons Controlled by or under Common Control with Registrant.

        Not applicable.


Item 26. Number of Holders of Securities.

                  Title of Class                     Number of Record Holders


           Shares of Beneficial Interest               As of October 28, 1998
               (without par value)


CitiFunds California Tax Free Income Portfolio                   0
CitiFunds New York Tax Free Income Portfolio                     7
CitiFunds National Tax Free Income Portfolio                     7




Item 27. Indemnification.

     Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreements between the Registrant and CFBDS, filed as an Exhibits to Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A; and
(c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

     The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 28. Business and Other Connections of Investment Adviser.

     Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio and Short-Term Portfolio), The Premium Portfolios (Growth & Income Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Government Income Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFundsSM Multi-State Tax Free Trust (CitiFundsSM California Tax Free Reserves, CitiFundsSM New York Tax Free Reserves and CitiFundsSM Connecticut Tax Free Reserves), CitiFundsSM Institutional Trust (CitiFundsSM Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500 and CitiFundsSM Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $290 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

     John S. Reed is the Chairman and a Director of Citibank. Victor J. Menezes is the President and a Director of Citibank. William R. Rhodes and H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp.

     Each of the individuals named above is also a Director of Citigroup Inc. In addition, the following persons have the affiliations indicated:

Paul J. Collins        Director, Kimberly-Clark Corporation


Robert I. Lipp         Chairman, Chief Executive Officer and President, TAP


John S. Reed           Director, Monsanto Company
                       Director, Philip Morris Companies
                        Incorporated
                       Stockholder, Tampa Tank & Welding, Inc.


William R. Rhodes      Director, Private Export Funding
                        Corporation


H. Onno Ruding         Supervisory Director, Amsterdamsch Trustees Cantoor B.V.
                       Director, Pechiney S.A.
                       Advisory Director, Unilever NV and Unilever PLC
                       Director, Corning Incorporated



Item 29. Principal Underwriters.

     (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFundsSM International Growth & Income Portfolio, CitiFundsSM International

Equity Portfolio, CitiFundsSM Emerging Asian Markets Equity Portfolio, CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Cash Reserves, CitiFundsSM Premium U.S. Treasury Reserves, CitiFundsSM Premium Liquid Reserves, CitiFundsSM Institutional U.S. Treasury Reserves, CitiFundsSM Institutional Liquid Reserves, CitiFundsSM Institutional Cash Reserves, CitiFundsSM Tax Free Reserves, CitiFundsSM Institutional Tax Free Reserves, CitiFundsSM California Tax Free Reserves, CitiFundsSM Connecticut Tax Free Reserves, CitiFundsSM New York Tax Free Reserves, CitiFundsSM Intermediate Income Portfolio, CitiFundsSM Short-Term U.S. Government Income Portfolio, CitiFundsSM Balanced Portfolio, CitiFundsSM Small Cap Value Portfolio, CitiFundsSM Growth & Income Portfolio, CitiFundsSM Large Cap Growth Portfolio, CitiFundsSM Small Cap Growth Portfolio, CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500, CitiFundsSM Small Cap Growth VIP Portfolio, CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.

     (b) The information required by this Item 29 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

     (c)  Not applicable.


Item 30. Location of Accounts and Records.

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

    NAME                                     ADDRESS


    CFBDS, Inc.                              21 Milk Street, 5th Floor
    (administrator and distributor)          Boston, MA 02109


    State Street Bank and Trust Company      1776 Heritage Drive
    (custodian and transfer agent)           North Quincy, MA 02171


    Citibank, N.A.                           153 East 53rd Street
    (investment adviser)                     New York, NY 10043



Item 31. Management Services.

        Not applicable.

Item 32. Undertakings.

        (a)   Not applicable.

        (b)   Not applicable.

        (c) The Registrant hereby undertakes, if requested to do so by the record holders of not less than 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. The Registrant further undertakes to furnish to each person to whom a prospectus of CitiFunds New York Tax Free Income Portfolio, CitiFunds National Tax Free Income Portfolio or CitiFunds California Tax Free Income Portfolio is delivered with a copy of the respective Fund's latest Annual Report to Shareholders, upon request without charge.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 7th day of December, 1998.

                                     CITIFUNDS TAX FREE INCOME TRUST

                                     By: Philip W. Coolidge
                                         -----------------------------
                                         Philip W. Coolidge, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated below on December 7, 1998.

       Signature                                  Title

Philip W. Coolidge           President, Principal Executive Officer and Trustee
-------------------------
  Philip W. Coolidge

John R. Elder                Principal Financial Officer and Principal
-------------------------    Accounting Officer
  John R. Elder

   Elliott J. Berv*          Trustee
-------------------------
   Elliott J. Berv

   Mark T. Finn*             Trustee
-------------------------
   Mark T. Finn

   Riley C. Gilley*          Trustee
-------------------------
   Riley C. Gilley

   Diana R. Harrington*      Trustee
-------------------------
   Diana R. Harrington

   Susan B. Kerley*          Trustee
-------------------------
   Susan B. Kerley

   C. Oscar Morong, Jr.*     Trustee
-------------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*      Trustee
-------------------------
   Walter E. Robb, III

   E. Kirby Warren*          Trustee
-------------------------
   E. Kirby Warren

   William S. Woods, Jr.*    Trustee
-------------------------
   William S. Woods, Jr.

*By: Philip W. Coolidge
     -------------------------
     Philip W. Coolidge
     Executed by Philip W. Coolidge on behalf of
     those indicated pursuant to Powers of
     Attorney.

                                 EXHIBIT INDEX



                  Exhibit
                  No.:        Description:

                  10          Opinion and consent of counsel
                  11          Independent Accountants' consent